UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	(811-22543)

KKR Income Opportunities Fund
(Exact name of registrant as specified in charter)

555 California Street, 50th Floor San Francisco, CA			94104
(Address of principal executive offices)			(Zip code)

Nicole J. Macarchuk, Esq. KKR Asset Management LLC 555 California Street, 50th Floor San Francisco, CA 94104
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(415) 315-3620

Date of fiscal year end:	October 31, 2017

Date of reporting period:	April 30, 2017

Item 1. Reports to Stockholders.

KKR

KKR Income Opportunities Fund

Semi-Annual Report

April 30, 2017

Income Opportunities Fund	April 30, 2017 (Unaudited)

Table of Contents

Management Discussion of Fund Performance	1
Performance Information	5
Schedule of Investments	6
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Statement of Cash Flows	16
Financial Highlights	17
Notes to Financial Statements	18
Voting Results from March 22, 2017 Shareholder Meeting	28
Dividend Reinvestment Plan	29
Privacy Notice	31

The KKR Income Opportunities Fund (the “Fund”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent period ended June 30 will be available (i) without charge, upon request, by calling 855-862-6092; and (ii) on the Commission’s website at http://www.sec.gov.

INFORMATION ABOUT THE FUND’S TRUSTEES

The proxy statements and annual reports include information about the Fund’s Trustees and are available without charge, upon request, by calling 855-862-6092 and by visiting the Commission’s website at www.sec.gov or the Fund’s website at www.kkrfunds.com.

Management Discussion of Fund Performance

Looking Back on the Markets — November 1, 2016 to April 30, 2017

We currently see the following trends as we set out our thoughts on the risks as we see them:

a.              Strong Fundamental Performance: Despite plenty of “noise” about performance in certain companies and sectors, overall credit performance remains positive

b.              Flight to Quality: Investment flows show large positive inflows into investment grade and near investment grade credit, driving spreads tighter for “higher quality” credits

c.               “Quality” Spreads Rally: Compared to historical mean spread levels, spreads in these “higher quality” names are tight

d.              Mind the Gap: We think there is significant gap risk in these areas. If these risks were to reprice, we believe investment grade and BB bonds are most at risk of market value loss

e.               Haves and Have Nots: We believe that spread dispersion remains high and misunderstood credits or names that have “noise” around them can trade at very attractive spreads relative to current risk levels

f.                Potential Future Volatility: We are seeking to include names that are already dislocated in our portfolios and continue to selectively acquire “Have Nots”. In periods of low volatility, our team also identifies stable “Haves” to base our portfolio around and wait for these “Have Nots” opportunities to present themselves

We believe our KKR Credit Leveraged Credit team is set up to best identify relative value across the capital structure. Additionally, we believe KIO is well suited to the current credit market conditions (characterized by volatility price movements and significant spreads dispersion). Given this volatility and loss aversion, it’s not surprising to us that many credit investors now focus on the credits where the expectation of loss from default is lowest.

Leveraged Loans Commentary(1)

Leveraged loan new issuance increased to $202.1 billion in Q1 2017, up significantly from $121.1 billion in Q4 2016. This represents the largest quarterly issuance of leveraged loans since the $189.0 billion that was issued in Q1 2013. From a use of proceeds perspective, refinancings accounted for nearly 50.0% of leveraged loan new issuance in Q1 2017. Notably, leveraged loan new issuance volume in Q1 2017 was up ~120.0% from one year ago when the market was in risk-off mode and we saw withdrawals from loan funds and ETFs. Further, total repricing volume in the leveraged loan market was $225.0 billion in Q1 2017, marking a quarterly record.

From a performance perspective, the S&P LSTA Leveraged Loan Index returned 1.15% in Q1 2017 after increasing 2.26% and 3.07% in Q4 and Q3 2016, respectively. In 2016, the S&P LSTA Leveraged Loan Index returned 10.16%. Notably, inflows into leveraged loan mutual funds remained elevated in Q1 2017 in response to the Federal Reserve’s decision to raise rates in December 2016. Specifically, retail investors added $11.4 billion to leveraged loan mutual funds over the course of Q1 2017. For context, inflows into leveraged loan mutual funds totaled $9.6 billion in Q4 2016.

US CLO issuance decreased in Q1 2017 to $17.4 billion. Although this is lower than the amount of US CLOs issued in the three previous quarters (which averaged $21.0 billion), it is significantly higher than the $8.0 billion that priced in Q1 2016. For context, US CLO issuance totaled approximately $71.7 billion in full year 2016, down approximately 27.0% from the levels observed in 2015.

(1) Source: S&P LCD Quarterly Review as of December 2016 and March 2017.

High Yield Bonds Commentary (2)

High yield bonds performed well in the second half of Q4 2016 in response to higher oil prices and the Federal Reserve’s decision to raise rates. Specifically, the Bank of America Merrill Lynch High Yield Index returned 1.97% in December 2016, after ending the first two months of Q4 2016 slightly negative.(3) For Q4 2016, the Bank of America Merrill Lynch High Yield Index returned 1.88%, while spreads decreased approximately 75bp to 422bp.(3) For FY2016, the Bank of America Merrill Lynch High Yield Index returned 17.49%.(3) Additionally, high yield bonds again performed well in the second half of March 2017 as US Treasuries rallied and oil prices bottomed. Specifically, high yield bonds started March down 0.25% and increased 1.53% from the mid-month low. For Q1 2017, the Bank of America Merrill Lynch High Yield Index returned 2.71%, while spreads decreased approximately 30bp to 392bp.(4)

High yield issuance totaled $47.1 billion in Q4 2016, down from $62.7 billion in Q3 2016 and $82.8 billion in Q2 2016. From a use of proceeds perspective, the majority of high yield bonds issued in Q4 2016 were for refinancings as corporates and sponsors looked to address maturity concerns. For 2016, high yield issuance totaled $228.7 billion, down approximately 12.5% from the $261.7 billion that was issued in 2015. Notably, high yield accounted for 32.0% of overall leveraged finance issuance in 2016, down from 38.0% in 2015. Additionally, high yield issuance totaled $81.7 billion in Q1 2017, up from $47.1 billion in Q4 2016 and $62.7 billion in Q3 2016. Notably, the $43.0 billion of high yield issuance in March 2017 was the highest monthly issuance level since September 2013. From a use of proceeds perspective, the majority of high yield bonds issued in Q1 2017 were for refinancings as opposed to higher yielding M&A activity. Notably, high yield issuance accounted for 29.0% of overall leveraged finance issuance in Q1 2017, down from 32.0% in Q4 2016. For context, high yield issuance totaled $228.7 billion in 2016, down approximately 12.5% from the $261.7 billion that was issued in 2015.

High yield bond mutual fund flows turned positive in the last month of Q4 2016. Specifically, inflows into high yield bond mutual funds totaled $6.4 billion in December 2016, following two consecutive monthly outflows and marking the second largest inflow in 2016. On a quarterly basis, high yield bond mutual funds experienced a $2.0 billion outflow in Q4 2016 versus an inflow of $6.6 billion Q3 2016.(5) For FY2016, inflows into high yield bond mutual funds totaled $8.2 billion compared with a $16.6 billion outflow in FY2015.(5) Outflows from high yield bond mutual funds totaled $7.4 billion in March 2017, following an inflow of $0.2 billion in January and an outflow of $0.2 billion in February. On a quarterly basis, high yield bond mutual funds experienced a $7.4 billion outflow in Q1 2017 versus an inflow of $10.0 billion Q1 2016.(6) For context, inflows into high yield bond mutual funds totaled $8.2 billion in FY2016 compared with a $16.6 billion outflow in FY2015.(6)

The Market in Numbers

For the period of November 1, 2016 — April 30, 2017

•                  Returns: Over the six month period ending April 30, 2017, the high yield and leveraged loan markets returned 5.50%(7) and 3.03%(8) (as measured by the Bank of America Merrill Lynch High Yield Index and the S&P LSTA Leveraged Loan Index), respectively.

•                  Spreads: The option adjusted spread on the Bank of America Merrill Lynch High Yield Index averaged approximately 406bp for the six month period ending April 30, 2017.(7)The spread on the S&P LSTA Leveraged Loan Index averaged approximately 429bp for the six month period ending April 30, 2017.(8)

•                  Volatility: As measured by the VIX index, volatility was sitting at 17.1 as of November 1, 2016.(9) Over the last six months, the VIX decreased significantly to 10.8 as of April 30, 2017.(9)

(2) Source: S&P LCD Quarterly Review as of December 31, 2016 and March 31, 2017.

(3) Source: Bank of America Merrill Markets Online as of December 31, 2016.

(4) Source: Bank of America Merrill Markets Online as of March 31, 2017.

(5) Source: JP Morgan High Yield Market Monitor as of January 3, 2017.

(6) Source: JP Morgan High Yield Market Monitor as of April 3, 2017.

(7) Source: Bank of America Merrill Markets Online as of April 30, 2017.

(8) Source: S&P LCD as of April 30, 2017.

(9) Source: Bloomberg as of April 30, 2017.

Fund Performance

KKR Income Opportunities Fund (“KIO” or the “Fund”) is a diversified closed-end fund that trades on the New York Stock Exchange under the symbol “KIO”. The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation. The Fund seeks to achieve its investment objectives by employing a dynamic strategy of investing in a targeted portfolio of loans and fixed-income instruments (including derivatives) of U.S. and non-U.S. issuers and implementing hedging strategies in order to seek to achieve attractive risk-adjusted returns. Under normal market conditions, KIO will invest at least 80% of its Managed Assets in loans and fixed-income instruments or other instruments, including derivative instruments, with similar economic characteristics. The Fund expects to invest primarily in first- and second-lien secured loans, unsecured loans and high-yield corporate debt instruments of varying maturities.

As of April 30, 2017, the Fund held 64.3% of its net assets in high-yield corporate debt, 57.9% of its net assets in first- and second-lien leveraged loans, 5.5% of its net assets in common stock and 1.5% of its net assets in preferred stock. KIO’s investments represented obligations and equity interests in 73 companies diversified across 45 distinct industries. The top ten issuers represented 42.8% of the Fund’s net assets while the top five industry groups represented 46.7% of the Fund’s net assets. The Fund’s Securities and Exchange Commission 30-day yield was 8.15%.

For the period from July 25, 2013 (commencement of operations) to April 30, 2017, KIO outperformed the Bank of America Merrill Lynch High Yield Master II Index on a gross net asset value (“NAV”) basis, on a net NAV basis, and on a market price basis. Over that period, the Fund had returns of 10.57% on a gross NAV basis, 7.86% on a net NAV basis and 5.86% on a market price basis. Over the same period, the Bank of America Merrill Lynch High Yield Master II Index returned 5.83%. For the six month period ended April 30, 2017, the Fund had returns of 8.90% on a gross NAV basis, 10.32% on a net NAV basis, and 16.57% on a market price basis, and the Bank of America Merrill Lynch High Yield Master II Index returned 5.50% over the same time period. Since inception through April 30, 2017, the Fund traded at an average discount to NAV of (9.34%).(10) The Fund employed leverage during the period covered by this report. (11)

Business Updates

We thank you for your partnership and continued investment in KIO. We look forward to continued communications and will keep you apprised of the progress of KIO specifically and the leveraged finance market place generally. Fund information is available on our website at www.kkrfunds.com/kio.

(10) Source: Underlying data from Bloomberg as of April 30, 2017.

(11) For a discussion of the risks associated with use of leverage and other risks, please see Risk Considerations, Note 3 to the financial statements.

Disclosures

The Bank of America Merrill Lynch US Corporate Index is an unmanaged index comprised of U.S. dollar denomination investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity.

The Bank of America Merrill Lynch High Yield Master II Index is a market-value weighted index of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. “Yankee” bonds (debt of foreign issuers issued in the U.S. domestic market) are included in the Bank of America Merrill Lynch High Yield Master II Index provided that the issuer is domiciled in a country having investment grade foreign currency long-term debt rating. Qualifying bonds must have maturities of one year or more, a fixed coupon schedule and minimum outstanding of US$100 million. In addition, issues having a credit rating lower than BBB3, but not in default, are also included.

The Chicago Board Options Exchange (CBOE) Volatility Index (VIX) reflects the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. The VIX reflects the market’s estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes. The first and second month expirations are used until 8 days from expiration, then the second and third are used.

It is not possible to invest directly in an index.

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. An investment in the Fund involves risk, including the risk of loss of principal. For a discussion of the Fund’s risks, see Risk Considerations, Note 3 to the financial statements. Call 855-862-6092 or visit www.kkrfunds.com/kio for performance results current to the most recent calendar quarter-end.

Must be preceded or accompanied by a prospectus.

An imbalance in supply and demand in the income market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. Investments in income securities may be affected by changes in the creditworthiness of the issuer and are subject to the risk of non— payment of principal and interest. The value of income securities also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments. Borrowing to increase investments (leverage) will exaggerate the effect of any increase or decrease in the value of Fund investments. Investments rated below investment grade (typically referred to as “junk”) are generally subject to greater price volatility and illiquidity than higher rated investments. As interest rates rise, the value of certain income investments is likely to decline. Senior loans are subject to prepayment risk. Investments in foreign instruments or currencies can involve greater risk and volatility than U.S. investments because of adverse market economic, political, regulatory, geopolitical or other conditions. Changes in the value of investments entered for hedging purposes may not match those of the position being hedged. The Fund may engage in other investment practices that may involve additional risks.

Performance Information

				Value of
Average Annual Total Returns			Since Inception	$10,000
Period Ended April 30, 2017	One Year	Three Year	(7/25/2013)	04/30/2017
KKR Income Opportunities Fund - Market Price Return	30.26%	9.05%	5.86%	$12,392
KKR Income Opportunities Fund - NAV Return	22.51%	6.95%	7.86%	$13,297
BofA Merrill Lynch High Yield Master II Index®	13.66%	4.77%	5.83%	$12,376

Schedule of Investments

	Par†	Value
HIGH YIELD SECURITIES - 64.3%
Building Products - 3.5%
Builders FirstSource, Inc.
10.750%, 08/15/2023 (a)	8,289,000	$9,677,407

Chemicals - 3.0%
Platform Specialty Products Corp.
10.375%, 05/01/2021 (a)	7,611,000	8,476,751

Communications Equipment - 1.4%
Genesys Telecommunications Laboratories, Inc.
10.000%, 11/30/2024 (a)	3,566,000	3,949,791

Construction & Engineering - 2.7%
Maxim Crane Works LP / Maxim Finance Corp.
10.125%, 08/01/2024 (a)	7,137,000	7,618,747

Construction Materials - 5.4%
Cemex Materials LLC
7.700%, 07/21/2025 (a)	13,776,000	15,222,480

Containers & Packaging - 0.8%
Reynolds Group Holdings, Inc.
7.950%, 12/15/2025	2,002,000	2,202,200

Electric Utilities - 0.1%
Dynegy, Inc.
6.750%, 11/01/2019	425,000	431,375

Electronic Equipment, Instruments & Components - 5.9%
Artesyn Technologies, Inc.
9.750%, 10/15/2020 (a)	9,594,000	9,210,240
Vertiv Group Corp.
12.000%, 02/15/2022 (a)	2,731,000	2,915,343
9.250%, 10/15/2024 (a)	4,138,000	4,443,177
		16,568,760
Energy Equipment & Services - 2.9%
Brand Energy & Infrastructure Services, Inc.
8.500%, 12/01/2021 (a)	7,785,000	8,252,100

Health Care Equipment & Supplies - 1.8%
DJO Finance LLC / DJO Finance Corp.
8.125%, 06/15/2021 (a)	5,719,000	5,089,910

Health Care Providers & Services - 5.8%
Quorum Health Corp.
11.625%, 04/15/2023 (a)	8,345,000	7,406,188
Surgery Partners Holdings LLC
8.875%, 04/15/2021 (a)	8,210,000	8,723,125
		16,129,313

See notes to financial statements.

	Par†		Value
HIGH YIELD SECURITIES - 64.3% (continued)
Household Durables - 0.1%
The Hillman Group, Inc.
6.375%, 07/15/2022 (a)	251,000		$239,078

Insurance - 3.4%
Hub International Ltd.
7.875%, 10/01/2021 (a)	5,233,000		5,482,352
Towergate
8.750%, 04/02/2020 (a) (d) (e) (g)	GBP	3,310,813	4,167,659
			9,650,011
IT Services - 3.9%
Solera Holdings, Inc.
10.500%, 03/01/2024 (a)	5,068,000		5,783,855
Xerox Business Services LLC/ Conduent
10.500%, 12/15/2024 (a)	4,363,000		5,061,080
			10,844,935
Machinery - 0.7%
Nesco
6.875%, 02/15/2021 (a)	2,240,000		1,859,200

Media - 2.7%
Block Communications, Inc.
6.875%, 02/15/2025 (a)	481,000		518,277
Clear Channel International BV
8.750%, 12/15/2020 (a)	1,704,000		1,823,280
Intelsat Jackson Holdings SA
7.250%, 04/01/2019 (g)	2,746,000		2,646,457
5.500%, 08/01/2023 (g)	3,034,000		2,590,278
			7,578,292
Metals & Mining - 1.6%
Allegheny Technologies, Inc.
7.875%, 08/15/2023	4,306,000		4,440,562

Multiline Retail - 4.4%
J.C. Penney Corp., Inc.
5.750%, 02/15/2018	28,000		28,665
8.125%, 10/01/2019	9,009,000		9,819,810
5.650%, 06/01/2020	2,490,000		2,477,550
			12,326,025
Road & Rail - 3.9%
The Kenan Advantage Group, Inc.
7.875%, 07/31/2023 (a)	10,647,000		10,993,028

Software - 3.2%
RedPrairie Corp.
7.375%, 10/15/2024 (a)	37,000		38,665
TIBCO Software, Inc.
11.375%, 12/01/2021 (a) (d) (e)	8,172,000		9,050,490
			9,089,155

See notes to financial statements.

	Par†	Value
HIGH YIELD SECURITIES - 64.3% (continued)
Specialty Retail - 4.0%
Guitar Center, Inc.
6.500%, 04/15/2019 (a)	2,208,000	$1,887,840
Jo-Ann Stores, Inc.
8.125%, 03/15/2019 (a)	9,206,000	9,194,493
		11,082,333
Thrifts & Mortgage Finance - 0.9%
MGIC Investment Corp.
9.000%, 04/01/2063 (a)	1,907,000	2,476,716

Transportation Infrastructure - 1.5%
Direct ChassisLink, Inc.
10.000%, 06/15/2023 (a)	3,758,000	4,119,708

Wireless Telecommunication Services - 0.7%
Sprint Corp.
7.875%, 09/15/2023	1,642,000	1,843,145

TOTAL HIGH YIELD SECURITIES (amortized cost $170,978,768)		180,161,022

LEVERAGED LOANS - 57.9%
Aerospace & Defense - 0.0%
PAE Holding Corp., TL 1L 09/16
6.500%, 10/20/2022 (b)	38,401	38,809

Building Products - 1.5%
SRS Distribution, Inc., TL 2L 06/16
9.750%, 02/24/2023 (b)	3,943,740	4,101,490

Chemicals - 0.3%
Emerald Performance Materials LLC, TL 2L 07/14
8.750%, 08/01/2022 (b)	268,490	268,826
New Arclin US Holding Corp., TL 2L 02/17
10.170%, 02/14/2025 (b)	415,240	419,911
		688,737
Commercial Services & Supplies - 2.5%
Koosharem LLC, TL 1L 05/14
7.647%, 05/15/2020 (b) (d) (e)	7,636,920	7,118,678

Distributors - 2.5%
Distribution International, Inc., TL 1L 12/14
6.000%, 12/15/2021 (b) (d) (e)	8,352,924	7,099,986

Diversified Financial Services - 1.5%
SquareTwo Financial Corp., TL 1.5L 05/16
PIK Rate: 11.052%; Cash Rate: 0.000%,
05/24/2019 (b) (c) (d) (e) (f) (j)	10,439,105	4,213,640

See notes to financial statements.

	Par†	Value
LEVERAGED LOANS - 57.9% (continued)
Electronic Equipment, Instruments & Components - 1.1%
Vertiv Group Corp., TL 1L 03/17
5.030%, 11/30/2023 (b)	2,927,957	$2,951,132

Energy Equipment & Services - 0.4%
Proserv Acquisition LLC, TL 1L B1 12/14 (US Tranche)
6.522%, 12/22/2021 (b) (e) (g)	1,166,687	719,064
Proserv Acquisition LLC, TL 1L B2 12/14 (UK Tranche)
6.522%, 12/22/2021 (b) (e) (g)	684,795	422,060
		1,141,124
Food & Staples Retailing - 2.4%
BJ’s Wholesale Club, Inc., TL 2L 01/17
8.500%, 02/03/2025 (b)	5,078,710	5,105,170
Grocery Outlet, Inc., TL 2L 09/14
9.397%, 10/21/2022 (b)	1,647,651	1,651,078
		6,756,248
Food Products - 1.5%
CSM Bakery Products, TL 2L 07/13
8.900%, 07/05/2021 (b) (e)	991,568	852,748
CTI Foods Holding Co. LLC, TL 2L 06/13
8.400%, 06/28/2021 (b)	3,800,000	3,458,000
		4,310,748
Health Care Equipment & Supplies - 1.2%
DeVilbiss Healthcare LLC, TL 1L B 11/16
6.648%, 01/03/2023 (b)	2,553,570	2,485,466
DJO Finance LLC / DJO Finance Corp., TL 1L B 04/15
4.250%, 06/08/2020 (b)	1,020,980	999,795
		3,485,261
Health Care Providers & Services - 6.6%
Genoa (QoL), TL 2L 10/16
9.147%, 10/28/2024 (b)	5,063,890	5,114,529
Press Ganey Holdings, Inc., TL 2L 09/16
8.250%, 10/21/2024 (b)	5,448,710	5,571,306
Quorum Health Corp., TL 1L 04/16
7.750%, 04/29/2022 (b)	7,869,882	7,869,882
		18,555,717
Hotels, Restaurants & Leisure - 2.5%
Caesars Growth Properties Holdings LLC, TL 1L 04/17
4.000%, 05/08/2021 (b)	1,760,506	1,772,336
The Bay Club Co., TL 1L 08/16
7.500%, 08/31/2022 (b)	5,154,003	5,212,011
		6,984,347
Household Durables - 0.0%
Algeco Scotsman Global Sarl, TL PIK 04/13
PIK Rate: 15.750%, Cash Rate: 0.000%,
05/01/2018 (c) (d) (e) (f) (g) (j)	457,673	101,658

IT Services - 2.1%
NeuStar, Inc., TL 2L 02/17
9.000%, 02/28/2025 (b)	2,380,090	2,408,354

See notes to financial statements.

	Par†	Value
LEVERAGED LOANS - 57.9% (continued)
IT Services - 2.1% (continued)
Sutherland Global Services, Inc., TL 1L 10/14 US Borrower	3,024,609	$2,918,748
6.147%, 04/23/2021 (b) (d) (e)
Sutherland Global Services, Inc., TL 1L 10/14 Cayman Borrower
6.147%, 04/23/2021 (b) (d) (e)	704,061	679,418
		6,006,520
Machinary - 7.3%
Accuride Corp., TL 1L B 10/16
8.147%, 11/17/2023 (b)	3,180,239	3,216,016
BakerCorp International, Inc., TL 1L B 06/11
4.250%, 02/07/2020 (b)	5,899,016	5,707,298
Utility One Source LP, TL 1L 03/17
6.533%, 04/18/2023 (b)	3,876,270	3,953,796
WireCo WorldGroup, Inc., TL 1L 07/16
6.500%, 09/29/2023 (b) (g)	3,739,329	3,776,723
WireCo WorldGroup, Inc., TL 2L 07/16
10.000%, 09/30/2024 (b) (g)	3,803,220	3,843,629
		20,497,462
Media - 1.8%
Global Eagle Entertainment, Inc., TL 1L B 12/16
7.322%, 01/06/2023 (b)	1,125,689	1,048,303
Intelsat Jackson Holdings SA, TL 1L B2 11/13
3.887%, 06/30/2019 (b) (g)	3,331,815	3,295,648
NEP Broadcasting LLC, TL 2L B 01/13
10.000%, 07/22/2020 (b)	711,260	721,040
		5,064,991
Metals & Mining - 2.7%
Foresight Energy LLC, TL 1L B 03/17
6.750%, 03/28/2022 (b)	1,694,080	1,643,258
Sequa Corp., TL 1L 04/17
6.500%, 10/28/2021 (b)	3,213,050	3,251,205
Sequa Corp., TL 2L 04/17
10.000%, 04/28/2022 (b)	2,471,600	2,517,942
		7,412,405
Multiline Retail - 1.8%
Belk, Inc., TL 1L B 08/15
5.905%, 12/12/2022 (b)	4,436,065	3,955,040
J.C. Penney Corp., Inc., TL 1L B 06/16
5.304%, 06/23/2023 (b)	1,185,370	1,185,376
		5,140,416
Professional Services - 2.0%
SIRVA Worldwide, Inc., TL 1L 10/16
7.659%, 11/22/2022 (b)	5,491,198	5,491,198

Software - 10.6%
Applied Systems, Inc., TL 2L B 01/14
7.647%, 01/24/2022 (b)	11,326,006	11,448,723
iParadigms Holdings LLC, TL 2L 07/14
8.397%, 07/29/2022 (b)	5,303,859	5,135,912
Misys Ltd., TL 2L 04/17
8.250%, 04/28/2025 (b)	2,826,780	2,895,683

See notes to financial statements.

	Par†		Value
LEVERAGED LOANS - 57.9% (continued)
Software - 10.6% (continued)
Misys Ltd., TL 2L 06/12
12.000%, 06/12/2019	4,830,160		$5,014,310
P2 Energy Solutions, Inc., TL 1L 10/13
5.250%, 10/30/2020 (b)	5,137,480		5,047,574
TIBCO Software, Inc., TL 1L B 01/17
5.500%, 12/04/2020 (b) (d) (e)	255,414		258,308
			29,800,510
Specialty Retail - 3.3%
Charlotte Russe Inc., TL 1L Add On 02/14
6.750%, 05/22/2019 (b)	390,875		220,845
Charlotte Russe Inc., TL 1L B 04/13
6.750%, 05/22/2019 (b)	3,257,882		1,840,703
David’s Bridal, Inc., TL 1L B 10/12
5.250%, 10/11/2019 (b)	1,879,926		1,606,942
Gymboree Corp., TL 1L 02/11
5.000%, 02/23/2018 (b)	2,798,722		1,290,645
Jo-Ann Stores LLC, TL 1L 09/16
6.391%, 10/20/2023 (b)	410,000		409,486
Savers, Inc., TL 1L C 07/12
5.000%, 07/09/2019 (b)	4,082,902		3,739,244
			9,108,895
Trading Companies & Distributors - 0.2%
FleetPride Corporation, TL 1L 11/12
5.250%, 11/19/2019 (b)	467,077		448,394

Transportation Infrastructure - 2.1%
Commercial Barge Lines Co., TL 1L B 11/15
9.750%, 11/12/2020 (b)	6,367,325		5,849,980

TOTAL LEVERAGED LOANS (amortized cost $168,657,845)			162,367,316

	Shares
COMMON STOCKS - 5.5%
Health Care Providers & Services - 5.2%
Amedisys, Inc. (d) (e) (f)	271,040		14,690,368

Insurance - 0.3%
Towergate, Sun NewCo Common Shares A (e) (f) (g)	GBP	8,597	—
Towergate, TopCo Common (d) (e) (g)	GBP	540,649	699,550
			699,550
TOTAL COMMON STOCKS (cost $4,615,312)			15,389,918

PREFERRED STOCKS - 1.5%
Diversified Financial Services - 0.0%
SquareTwo Financial Corp. (e) (f)	14,720		—

Insurance - 1.5%
Towergate, Sun Newco Preference B (d) (e) (f) (g)	GBP	3,194,971	4,133,996

TOTAL PREFERRED STOCKS (cost $10,420,280)			4,133,996

TOTAL INVESTMENTS (amortized cost $354,672,205) (h) - 129.2%			362,052,252
LIABILITIES EXCEEDING OTHER ASSETS, NET - (29.2)%			(81,919,212)
NET ASSETS - 100.0%			$280,133,040

See notes to financial statements.

†	In U.S. Dollars unless otherwise indicated.
EUR	Euro.
GBP	Great Britian Pound.
TL	Term Loan.
(a)

Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold to qualified institutional buyers in transactions exempt from registration. The total value of these securities as of April 30, 2017 was $153,680,980, which represent 54.9% of net assets.

(b)	Variable rate security, the coupon rate shown is the effective rate as of April 30, 2017.
(c)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(d)

Security considered restricted due to the Adviser’s knowledge of material non-public information. The total value of these securities as of April 30, 2017 was $55,132,499 and represented 19.7% of net assets.

(e)	Security considered illiquid, as defined by the Securities and Exchange Commission. The total value of these securities as of April 30, 2017 was $57,126,371 and represented 20.4% of net assets.
(f)	Non-income producing security.
(g)	Non-U.S. security.
(h)	All investments are held as collateral for the Fund’s credit facility.
(j)	Security in default.

The following table represents the Fund’s investments categorized by country of risk as of April 30, 2017:

Country	% of Net Assets
United States	119.8%
United Kingdom	3.6%
Luxembourg	3.1%
Cayman Islands	2.7%
129.2%
Liabilities Exceeding Other Assets, Net	(29.2)%
100.0%

See notes to financial statements.

Statement of Assets and Liabilities

Assets
Investments, at value (amortized cost $354,672,205)	$362,052,252
Cash and cash equivalents	28,824,856
Receivable for investments sold	7,166,285
Dividends and interest receivable	5,082,916
Prepaid expenses	30,915
Total assets	403,157,224

Liabilities
Credit facility	95,401,054
Payable for investments purchased	26,709,318
Credit facility interest payable	4,038
Investment advisory fees	338,713
Trustees’ fees	41,300
Administration fees	19,286
Investor support services fees	30,792
Deferred Trustees’ compensation	309,531
Other accrued expenses	170,152
Total liabilities	123,024,184
Net assets	$280,133,040

Net Assets
Paid-in capital - (unlimited shares authorized - $0.001 par value)	$290,121,726
Undistributed net investment income	749,055
Accumulated net realized loss on investments and foreign currency transactions	(19,475,546)
Net unrealized appreciation on investments, foreign currency transactions and deferred Trustees’ fees	8,737,805
Net assets	$280,133,040
Net asset value, price per share ($280,133,040 ÷ 15,255,236 shares)	$18.36

See notes to financial statements.

Statement of Operations

Six Months Ended
April 30, 2017
Investment income
Interest income	$15,723,471
Term loan income	502,391
Dividend income	58,949
Total investment income	16,284,811

Expenses
Investment advisory fees	2,081,575
Credit facility interest expense	800,021
Term loan fees	272,454
Investor support services fees	189,234
Trustees’ fees	78,116
Legal fees	54,310
Administration fees	53,939
Other expenses	173,747
Total expenses	3,703,396

Net investment income	12,581,415
Net realized and unrealized gain (loss) on investments, foreign currency transactions and deferred Trustees’ fees
Net realized gain on
Investments	2,209,912
Foreign currency transactions	(309,913)
Net realized gain	1,899,999
Net change in unrealized appreciation (depreciation) on
Investments	8,712,732
Foreign currency transactions	292,631
Deferred Trustees’ fees	(17,353)
Net change in unrealized appreciation	8,988,010
Net realized and unrealized gain on investments, foreign currency transactions and deferred Trustees’ fees	10,888,009
Net increase in net assets resulting from operations	$23,469,424

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30, 2017	October 31,
	(Unaudited)	2016
Increase (decrease) in net assets resulting from operations
Net investment income	$12,581,415	$24,607,317
Net realized gain (loss) on investments and foreign currency transactions	1,899,999	(3,772,967)
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts, foreign currency transactions and deferred Trustees’ fees	8,988,010	10,536,545
Net increase in net assets resulting from operations	23,469,424	31,370,895
Dividends to shareholders from
Net investment income	(12,828,224)	(22,882,853)
Total dividends	(12,828,224)	(22,882,853)
Net increase in net assets	10,641,200	8,488,042
Net assets
Beginning of period/year	269,491,840	261,003,798
End of period/year	$280,133,040	$269,491,840
Undistributed net investment income	$749,055	$995,864

See notes to financial statements.

Statement of Cash Flows

Six Months Ended
April 30, 2017

Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$23,469,424
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided in operating activities:
Purchases of investments	(164,912,990)
Proceeds from sales of investments	169,506,070
Net amortization (accretion) of premiums/discounts	(2,095,572)
Net change in unrealized appreciation on investments	(9,468,007)
Net realized gain on investments	(2,209,912)
Net realized loss on foreign currency transactions	311,418
Changes in assets and liabilities:
Decrease in investment advisory fee payable	(6,821)
Increase in Trustees’ fees	40,327
Decrease in receivable for investments sold	20,123,581
Increase in payable for investments purchased	6,734,391
Decrease in other assets and liabilities	(228,327)
Net cash provided in operating activities	41,263,582

Cash Flows from Financing Activities
Cash dividends paid to shareholders	(12,828,224)
Proceeds from credit facility	16,985,554
Payments on borrowing of credit facility	(25,111,680)
Foreign currency translation on credit facility	511,736
Net cash used in financing activities	(20,442,614)

Net increase in cash and cash equivalents	20,820,968

Cash and Cash Equivalents
Beginning Balance	8,003,888
Ending Balance	28,824,856

Supplemental Disclosure
Cash paid for interest expense	$826,044

Non-cash operating activities
Interest payments in kind	$279,534

See notes to financial statements.

Financial Highlights

	Period Ended		Year Ended	Year Ended	Year Ended	Period Ended
	April 30, 2017		October 31,	October 31,	October 31,	October 31,
	(Unaudited)		2016	2015	2014	2013*
Per share operating performance(1)
Net asset value, beginning of period/year	$17.67		$17.11	$18.98	$19.56	$19.06
Income from operations
Net investment income	0.82		1.61	1.47	1.48	0.27
Net realized and unrealized gain (loss) on investments, forward foreign currency contracts, foreign currency transactions and deferred Trustees’ fees	0.71		0.45	(1.69)	(0.40)	0.36

Total income from operations	1.53		2.06	(0.22)	1.08	0.63
Dividends from
Net investment income	(0.84)		(1.50)	(1.51)	(1.62)	(0.13)
Net realized gains	—		—	(0.10)	(0.04)	—
Return of Capital	—		—	(0.04)	—	—
Total dividends	(0.84)		(1.50)	(1.65)	(1.66)	(0.13)
Market price, end of period/year	$18.36		$17.67	$17.11	$18.98	$19.56
Total return#	16.57	%†	17.10%	(6.50)%	7.95%	(10.07	)%†

Ratios to average net assets
Expenses	2.73	%**	2.68%	2.46%	2.29%	2.32	%**
Net investment income	9.28	%**	9.79%	8.23%	7.57%	5.36	%**

Supplemental data
Market value/price	$17.38		$15.68	$14.82	$17.58	$17.86
Price premium/(discount)	(5.34)%		(11.26)%	(13.38)%	(7.38)%	(8.69)%
Net assets, end of period/year (000’s)	$280,133		$269,492	$261,004	$289,474	$298,425
Portfolio turnover rate	47 .35	%†	82 .48%	73.33%	65.35%	11.75	%†

(1)	Per share calculations were performed using average shares.
*	Commenced operations on July 25, 2013.
**	Annualized.
†	Total return and portfolio turnover rate are for the period indicated and have not been annualized.
#

Total return is computed based on New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

See notes to financial statements.

Notes to Financial Statements

1.                   Organization

KKR Income Opportunities Fund (the “Fund”) was organized on March 17, 2011 as a statutory trust under the laws of the state of Delaware. The Fund is a closed-end registered management investment company. The Fund commenced operations on July 25, 2013. The Fund seeks to generate a high level of current income, with a secondary objective of capital appreciation. The Fund is diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). Pursuant to guidance from the Securities and Exchange Commission, the Fund’s classification changed from a non-diversified fund to a diversified fund. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. Further, the classification change to a diversified fund may cause the Fund to benefit less from appreciation in a single issuer than if it had greater exposure to that issuer. KKR Credit Advisors (US) LLC serves as the Fund’s investment adviser (the “Adviser”).

2.                   Summary of Significant Accounting Policies

Basis of Presentation — The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States (“U.S.”) dollars. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

Valuation of Investments — The Board of Trustees (the “Board”) of the Fund has adopted valuation policies and procedures to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board has delegated primary responsibility in ensuring these valuation policies and procedures are followed, including those relating to fair valuation, to the Adviser.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.

Assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

The types of assets generally included in this category are common stock listed in active markets.

Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

The types of assets and liabilities generally included in this category are high yield securities, and certain leveraged loans.

Level 3 — Inputs are unobservable inputs for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

The types of assets generally included in this category are certain leveraged loans, collateralized debt obligations, and certain common stock and preferred stock not actively traded.

A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3, which the Fund recognizes at the beginning of the period the inputs change.

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Fund does not require that fair value always be a predetermined point in the bid-ask range. The Fund’s policy is to allow for mid-market pricing and adjust to the point within the bid-ask range that meets the Fund’s best estimate of fair value.

Depending on the relative liquidity in the markets for certain assets, the Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available.

Valuation Process

The Adviser utilizes a valuation committee (“Valuation Committee”), whose members consist of the Head of Credit-US, Head of Credit-Europe, General Counsel, Chief Financial Officer and certain other employees of the Adviser. The Valuation Committee is responsible for approving pricing sources and procedures and for oversight of the Adviser’s pricing practices, including determining the valuation of investments in circumstances where no external pricing data for an investment is available.

Investments are generally valued based on quotations from third party pricing services, unless such a quotation is unavailable or is determined to be unreliable or inadequately representing the fair value of the particular assets. In that case, valuations are based on either valuation data obtained from one or more other third party pricing sources, including broker dealers selected by the Adviser, or will reflect the Valuation Committee’s good faith determination of fair value based on other factors considered relevant. The valuation process involved in Level 3 measurements for assets and liabilities is completed daily based on the methodology and assumptions that are used in estimating the value of the investment that are approved by the Valuation Committee on at least a monthly basis and is designed to subject the valuation of Level 3 investments to an appropriate level of consistency, oversight, and review. For assets classified as Level 3, the investment professionals of the Adviser are responsible for preliminary valuations based on various factors including their evaluation of financial and operating data, company specific developments, market valuations of comparable companies and model projections discussed above. All valuations are approved by the Valuation Committee.

For the six months ended April 30, 2017, there have been no significant changes to the Fund’s fair value methodologies.

Investment Transactions — Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Amortization and accretion is calculated using the effective interest method over the holding period of the investment. Realized gains and losses are calculated on the specific identified cost basis.

Cash and Cash Equivalents — Cash and cash equivalents includes cash on hand, cash held in banks and highly liquid investments with original maturities of three or fewer months. Cash equivalents consist solely of money market funds with financial institutions. As of April 30, 2017, the Fund invested in the Morgan Stanley Institutional Liquidity Government Portfolio - Institutional Class.

Foreign Currency Transactions — The books and records of the Fund are maintained in U.S. dollars. All investments denominated in foreign currency are converted to the U.S. dollar using prevailing exchange rates at the end of the reporting period. Income, expenses, gains and losses on investments denominated in foreign currency are converted to the U.S. dollar using the prevailing exchange rates on the dates when the transactions occurred.

The Fund bifurcates that portion of the results of operations resulting from changes in foreign exchange rates on investments and interest from the fluctuations arising from changes in market prices of securities held.

Dividends to Shareholders — Dividends from net investment income are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually. Dividends to shareholders are recorded on the ex-dividend date.

Term Loan Income — Term Loan Income consists of transaction fees including, but not limited to, delayed compensation, assignment, transfer, administration and amendment fees. Fee and other income is recorded when earned.

Income Taxes — The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and in conformity with the Regulated Investment Company Modernization Act of 2010. The Fund will not be subject to federal income tax to the extent the Fund satisfies the requirements under Section 851 of the Internal Revenue Code, including distributing substantially all of its gross investment company taxable income and capital gains to its shareholders based on the Fund’s fiscal year end of October 31.

In order to avoid imposition of the excise tax on undistributed income applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the open tax years (2014-2016). However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities, on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of April 30, 2017 the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2017, the Fund did not incur any interest or penalties.

3.                   Risk Considerations

The Fund invests mainly in high yield securities, leveraged loans, preferred and common stock and forward foreign currency contracts. These investments may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below:

Market Risk — Bond markets rise and fall daily. As with any investment with performance tied to these markets, the value of an investment in the Fund will fluctuate, which means that the shareholder could lose money.

Interest Rate Risk — Interest rates will rise and fall over time. During periods when interest rates are low, the Fund’s yield and total return also may be low. Changes in interest rates also may affect the Fund’s share price: a sharp rise in interest rates could cause the Fund’s share price to fall. The longer the Fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk — The Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money or underperform. The Fund could lose money if the issuer or guarantor of an investment fails to make timely principal or interest payments or otherwise honor its obligations. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund.

Liquidity Risk — A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Prepayment and Extension Risk — The Fund’s investments are subject to the risk that the investments may be paid off earlier or later than expected. Either situation could cause the Fund to hold investments paying lower than-market rates of interest, which could hurt the Fund’s yield or share price.

High Yield Risk — High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the Fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign Investment Risk — The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates (the currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, the U.S. dollar will decline in value relative to the currency being hedged) or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Issuer Risk — The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Discount Risk — The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which may increase the risk of loss.

Leverage Risk — Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

Please refer to the Fund’s prospectus for a more complete description of the principal risks of investing in the Fund.

4.                   Agreements

Investment Advisory Agreement — The Adviser provides day-to-day portfolio management services to the Fund and has discretion to purchase and sell investments in accordance with the Fund’s objectives, policies, and restrictions. For the services it provides to the Fund, the Adviser receives an annual fee, payable monthly by the Fund, in an amount equal to 1.10% of the Fund’s average daily Managed Assets (the “Management Fee”). “Managed Assets” is defined as the total assets of the Fund (including any assets attributable to any borrowings (except borrowings solely for short-term cash management purposes), reverse repurchase agreements, dollar rolls, any issuance of preferred shares or notes, and including any assets in respect of shares that will be repurchased as of the end of the month) minus the sum of the Fund’s accrued liabilities (other than any borrowings).

During periods when the Fund is using leverage, the Management Fee paid to the Adviser will be higher than if the Fund did not use leverage because the Management Fee paid is calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage.

During the six months ended April 30, 2017, the Adviser earned a Management Fee of $2,081,575.

Administrator, Custodian and Transfer Agent — U.S. Bancorp Fund Services, LLC (“USBFS”) (the “Administrator”) serves as the Fund’s Administrator pursuant to an administration agreement under which the Administrator provides administrative and accounting services.

U.S. Bank, N.A. (“Custodian”) serves as the Fund’s custodian pursuant to a custody agreement. The Custodian is an affiliate of USBFS.

USBFS serves as the Fund’s transfer agent pursuant to a transfer agency agreement.

Investor Support Services Agreement — The Fund has retained Four Wood Capital Partners LLC to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries and communicating with the New York Stock Exchange (“NYSE”) specialist for the Fund’s common shares, and with the closed-end fund analyst community regarding the Fund on a regular basis.

Deferred Trustees’ Compensation — The Fund has a Deferred Trustees’ Compensation plan (the “Plan”) that allows the Independent Trustees to defer compensation to a future payment period. The compensation is invested in notional shares of the Fund. The value of a participating Independent Trustee’s deferral account is based on the notional shares of deferred amounts as designated by the participating Independent Trustees. Changes in the value of the Independent Trustees’ deferral account are included in the Statement of Operations. The accrued obligations under the Plan, including unrealized appreciation/(depreciation), are included on the Statement of Assets and Liabilities.

Other — Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund.

5.                   Fair Valuation

The following table presents information about the Fund’s assets and liabilities measured on a recurring basis as of April 30, 2017, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
High Yield Securities	$—	$180,161,022	$—	$180,161,022
Leveraged Loans	—	156,910,894	5,456,422	162,367,316
Common Stocks	14,690,368	—	699,550	15,389,918
Preferred Stocks	—	—	4,133,996	4,133,996
Cash equivalents	10,201,322	—	—	10,201,322
Total investments in securities and cash equivalents	$24,891,690	$337,071,916	$10,289,968	$372,253,574

The following are the details of the restricted securities held by the Fund:

					% of
		Acquisition	Amortized		Net
	Par/Shares	date(s)	Cost	Value	Assets
Algeco Scotsman Global Sarl, TL PIK 04/13, 15.750%, 05/01/2018	457,673	09/17/2013	$355,031	$101,658	0.0%
Amedisys, Inc., Common Stock	271,040	08/05/2013-08/08/2013	3,799,455	14,690,368	5.2%
Distribution International, Inc., TL 1L 12/14, 6.000%, 12/15/2021	8,352,924	05/10/2016	7,008,945	7,099,986	2.5%
Koosharem LLC, TL 1L 05/14, 7.647%, 05/15/2020	7,636,920	06/09/2016	6,881,868	7,118,678	2.5%
Square Two Financial Corp., TL 1.5L 05/16, 11.052%, 05/24/2019	10,439,105	05/24/2016	10,116,501	4,213,640	1.5%
Sutherland Global Services, Inc., TL 1L 10/14 Cayman Borrower 6.147%, 04/23/2021	704,061	04/21/2017	682,939	679,418	0.2%
Sutherland Global Services, Inc., TL 1L 10/14 US Borrower 6.147%, 04/23/2021	3,024,609	04/21/2017	2,933,871	2,918,748	1.0%
TIBCO Software, Inc., TL 1L B 01/17, 5.500%, 12/04/2020	255,414	05/12/2016	247,736	258,308	0.1%
TIBCO Software, Inc., 11.375%, 12/01/2021	8,172,000	11/24/2014	8,006,282	9,050,490	3.2%
Towergate, 8.750%, 04/02/2020	3,310,813	04/02/2015	5,045,689	4,167,659	1.5%
Towergate, Sun NewCo Preference B	3,194,971	04/02/2015	4,736,869	4,133,996	1.5%
Towergate, TopCo Common	540,649	04/02/2015	815,841	699,550	0.2%

The following table presents additional information about investments that are measured at fair value on a recurring basis for which the Fund has utilized Level 3 inputs to determine fair value as of April 30, 2017:

	High Yield	Leveraged	Collateralized	Common	Preferred
	Security	Loans	Debt Obligation	Stocks	Stocks
Balance at October 30, 2016	$999,132	$6,012,278	$1,740,146	$957,102	$3,660,379
Purchases	—		—	—	—
Sales and paydowns	(1,162,879)	(9,470)	(1,805,957)	(248,660)	—
Transfers in and/or out of Level 3(1)	—	—	—	—	—
Settlements	—	305,526	3,201	—	—
Net change in appreciation/(depreciation)	111,015	(853,521)	(37,145)	405,168	473,617
Net realized gain/(loss)	52,732	1,609	99,755	(414,060)	—
Balance at April 30, 2017	$—	$5,456,422	$—	$699,550	$4,133,996

Net change in appreciation/(depreciation) on investments held at April 30, 2017	$—	$(853,521)	$—	$405,168	$473,617

(1) During the six months ended April 30, 2017, there were no transfers into Level 3. The Fund’s policy is to recognize transfers into and out of Level 3 at the beginning of each reporting period.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of April 30, 2017:

	Fair Value			Range
Financial	as of	Valuation	Unobservable	(Weighted
Asset	April 30, 2017	Technique (1)	Inputs (2)	Average)(3)
Leveraged Loan (4)	$5,456,420	Yield Analysis	Yield	22%-22% (22%)
			EBITDA Multiple	23.2x-23.2x(23.2x)
			Net Leverage	52.4x-52.4x(52.4x)
		Liquidation Analysis	EBITDA Multiple	0.3x-23.2x (5.2x)
		Broker Quotes	Offered Quotes	17.0-23.0
		Option Pricing Model	Risk Free Rate	1%
			Implied Volatility	25%
			Term	1.0 years

Common Stocks	$699,550	Market Comparables	LTM EBIDTA Multiple	2.8x-2.8x (2.8x)
			Fwd EBIDTA Multiple	2.8x-2.8x (2.8x)
			Illiquidity Discount	10%-10% (10%)

Preferred Stocks(5)	$4,133,997	Market Comparables	LTM EBIDTA Multiple	2.8x
			Fwd EBIDTA Multiple	2.8x
			Illiquidity Discount	5%-10% (10%)
			Estimated Remaining Collection	0.4x
		Liquidation Analysis	Estimated Remaining Collection	0.4x

(1)         For the assets that have more than one valuation technique, the Fund may rely on the techniques individually or in aggregate based on a weight ascribed to each one ranging from 0-100%. When determining the weighting ascribed to each valuation methodology, the Fund considers, among other factors, the availability of direct market comparables, the applicability of a discounted cash flow analysis and the expected hold period and manner of realization for the investment. These factors can result in different weightings among the investments and in certain instances, may result in up to a 100% weighting to a single methodology.

(2)         The significant unobservable inputs used in the fair value measurement of the Fund’s assets and liabilities may include the last twelve months (“LTM”) EBITDA multiple, weighted average cost of capital, discount margin, probability of default, loss severity and constant prepayment rate. In determining certain of these inputs, management evaluates a variety of factors including economic, industry and market trends and developments; market valuations of comparable companies; and company specific developments including potential exit strategies and realization opportunities. Significant increases or decreases in any of these inputs in isolation could result in significantly lower or higher fair value measurement.

(3)   Weighted average amounts are based on the estimated fair values.

(4)   Of the $5,456,420, $4,213,640 was valued solely using a liquidation analysis technique.

(5)   Of the $4,133,997, $4,133,997 was valued solely using a market comparable analysis.

6.      Shares of Beneficial Interest

Since July 25, 2013 (commencement of operations), there have been no subscriptions, redemptions, or newly issued common shares due to dividends reinvestment.

7.      Investment Transactions

The cost of investments purchased and the proceeds from the sale of investments, other than short-term investments, for the six months ended April 30, 2017 were as follows:

Purchases	$164,912,990
Sales	169,506,070

There were no purchases or sales of U.S. Government securities.

8.      Commitments and Contingencies

As of April 30, 2017, the Fund did not have unfunded financing commitments, including financial guarantees, related to other assets, including investments. In instances when the Fund enters into unfunded financing commitments, the Fund will maintain sufficient liquidity to fund such commitments.

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations and that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

9.      Federal Income Taxes

The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net investment income/loss or accumulated net realized gain/loss, as appropriate, in the period in which the differences arise.

As of October 31, 2016, the following permanent differences have been reclassified (to)/from the following accounts

Undistributed Net	Accumulated
Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$(728,600)	$736,676	$(8,076)

These reclassifications have no effect on net assets or net assets per share and are related to foreign currency, dividends, and income and return of capital distributions.

The tax character of dividends declared for the six months ended April 30, 2017 and the fiscal year ended October 31, 2016, is as follows:

	Ordinary	Return of
	Income	Capital	Total
April 30, 2017*			$12,828,225
October 31, 2016	$22,882,853	$—	$22,882,853

* The Fund estimates, for GAAP purposes, a portion of the distribution attributable to current fiscal year net investment income may be reclassified to return of capital at October 31, 2017. A portion of the distribution may be characterized as return of capital for federal income tax purposes as well. The final tax character of any distribution declared in 2017 will be determined in January 2018 and reported to shareholders on IRS Form 1099-Div in accordance with federal income tax regulations.

As of October 31, 2016, the components of accumulated gains on a tax basis for the Fund are as follows:

Undistributed	Net	Other	Total
Ordinary	Unrealized	Temporary	Accumulated
Income	Depreciation	Differences	Losses
$995,864	$(250,306)	$(21,375,444)	$(20,629,886)

Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss.

As of October 31, 2016, the total cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Fund are as follows:

	Aggregate	Aggregate
	Gross	Gross	Net Unrealized
Federal Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$355,271,320	$19,896,370	$(20,146,676)	$(250,306)

At October 31, 2016, the Fund had non-expiring capital loss carry-forwards of $21,375,444.

10.    Credit Facility

In July 2013, the Fund entered into a $145.0 million credit agreement that was reduced on July 25, 2016 to $120.0 million (the “Maximum Facility Amount”) with The Bank of Nova Scotia expiring on July 24, 2017 (the “Credit Facility”). The Credit Facility bears an unused commitment fee on the unused portion of the credit facility (the “Unused Facility Amount”) equal to (a) 0.15% on the total Unused Facility Amount if the Unused Facility Amount is lower or equal to 75% of the Maximum Facility Amount or (b) 0.25% on the total Unused Facility Amount if the Unused Facility Amount is in excess of 75% of the Maximum Facility Amount. The per annum rate of interest for borrowing under the Credit Facility is equal to (a) London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the greatest of (i) the Prime Rate, (ii) the Fed Funds rate plus 0.50% per annum, and (iii) the Eurodollar rate plus 1.00% per annum.

As of April 30, 2017, there were the USD equivalent of $95,401,054 of borrowings outstanding under the Credit Facility and the Fund is in compliance with the terms of the Credit Facility. During the six months ended April 30, 2017, the Fund had an average amount of borrowing of $106,332,121 at an average interest rate of 1.57%.

11.    Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund evaluated subsequent events through the date the financial statements were issued and determined no additional disclosures were necessary.

VOTING RESULTS FROM THE MARCH 22, 2017 SHAREHOLDER MEETING

At the Annual Meeting of Shareholders held on March 22, 2017, shareholders approved the election of Suzanne Donohoe as a Class III Trustee to the Board of Trustees to serve a three year term expiring in 2020 based on the following results:

Total Outstanding Shares	15,255,236
Total Shares Voted	12,984,609
For	12,483,760
Withheld	500,849

At the Annual Meeting of Shareholders held on March 22, 2017, shareholders approved the election of Jeffery L. Zlot as a Class III Trustee to the Board of Trustees to serve a three year term expiring in 2020 based on the following results:

Total Outstanding Shares	15,255,236
Total Shares Voted	12,984,609
For	12,700,263
Withheld	284,346

Dividend Reinvestment Plan (Unaudited)

Pursuant to the Dividend Reinvestment Plan (the “DRIP”), income dividends and/or capital gain distributions to Common Shareholders will automatically be reinvested in additional Common Shares of the Fund by the Plan Administrator. A Common Shareholder may terminate participation in the DRIP at any time by notifying the DRIP Administrator before the record date of the next distribution through the Internet, by telephone or in writing.

1.              The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and Participants will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the Participants’ accounts, depending upon the circumstances described below, either through (i) receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.

2.              If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the Participants. The number of Newly Issued Common Shares to be credited to each Participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the Participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

3.              The Plan Administrator maintains all Participants’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Participants for tax records. Common Shares in the account of each Participant will be held by the Plan Administrator on behalf of the Participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to Participants and vote proxies for Common Shares held under the Plan in accordance with the instructions of the Participants.

4.              In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

5.              There will be no charges with respect to Common Shares issued directly by the Fund. However, each Participant will pay a per Common Share fee incurred in connection with Open Market Purchases. The automatic reinvestment of Dividends will not relieve Participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividend. Participants that request a sale of Common Shares through the Plan Administrator will be subject to a sales fee for Common Share sold. All per Common Share fees include any applicable brokerage commissions the Plan Administrator is required to pay.

6.              The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to Participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the Participants.

7.              All correspondence or questions concerning the Plan should be directed to the Plan Administrator, U.S. Bancorp Fund Services, LLC, in writing to 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Privacy Notice

Protection and Security of Your Personal Information

Kohlberg Kravis Roberts & Co. L.P. (“KKR”) respects our investors’ right to privacy. All financial companies choose how they share personal information. Consumers have the right under U.S. federal law to limit some, but not all, sharing of personal information. U.S. federal law also requires us to inform you how we collect, share and protect your personal information. Investors may also have additional limiting rights under their respective State’s law. This notice is provided by KKR, its affiliates, and funds (“KKR”, “we”, or “us”). Please read this notice carefully to understand what we do, and call us at (212) 750-8300 if you have any questions.

The Personal Information We Collect and How We Collect It

We collect the following types of personal information about individuals who are our investors:

•                  Information we receive from investors in subscription agreements, questionnaires and in other forms, such as name, address, account information, social security number, the types and amounts of investments, statements of net worth, telephone number, and other contact information;

•                  Information we receive from investors, affiliates and other companies about investors’ transactions with us, our affiliates, or other financial institutions with which we have relationships; and

•                  Information we receive from third parties such as demographic information and information collected to comply with law and regulation.

When you are no longer an investor with us, we continue to share your information as described in this notice.

How and Why We Share Personal Information

This section lists reasons why financial companies can share their customers’ personal information. With respect to each reason, we explain whether KKR chooses to share for this reason and, if we do share, whether you can limit this sharing.

•                  For everyday business purposes: KKR shares personal information for everyday business purposes, such as to

•                  process your transactions;

•                  provide financial products or services to you;

•                  maintain your investment(s);

•                  secure business services, including printing, mailing, and processing or analyzing data;

•                  secure professional services, including accounting and legal services; or

•                  respond to court orders and legal investigations.

You cannot limit sharing by KKR for everyday business purposes.

•                  For our marketing purposes: KKR shares personal information for our marketing purposes so that we can offer products and services to you. You cannot limit sharing by KKR for this reason.

•                  For joint marketing with other financial companies: KKR does not share personal information for joint marketing with other financial companies.

•                  For use by affiliates in providing products and services to you: KKR shares personal information for our affiliates’ use in providing you with products and services that meet your financial services needs. You cannot limit sharing by KKR for this reason.

•                  For the everyday business purposes of affiliates: KKR does not share personal information, including information about your credit worthiness, with our affiliates for their everyday business purposes.

•                  For use by affiliates to market to you: KKR does not share personal information with affiliates so that they can market to you.

•                  For use by non-affiliates to market to you: KKR does not share personal information with non-affiliates so that they can market to you.

U.S. Federal law gives you the right to limit sharing of your personal information only for use (i) by affiliates everyday business purposes (information about your creditworthiness), (ii) by affiliates to market to you, and (iii) by non-affiliates to market to you. U.S. State laws and individual companies may give you additional rights to limit sharing.

How We Protect Your Personal Information

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Definitions

Affiliates: Companies related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with our affiliates, except to provide you products and services that meet your financial needs.

Non-affiliates: Companies not related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with non-affiliates so they can market to you.

Joint Marketing: A formal agreement between nonaffiliated financial companies that together market financial products and services to you. KKR does not jointly market.

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Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual report.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the six months ended April 30, 2017 that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR Income Opportunities Fund

By	/s/ Suzanne Donohoe
Suzanne Donohoe, President

Date	6/26/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Suzanne Donohoe
Suzanne Donohoe, President

Date	6/26/17

By	/s/ Thomas Murphy
Thomas Murphy, Treasurer & Chief Financial Officer

Date	6/26/17